                                                                  Exhibit 99.B16


                     SCHEDULE OF COMPUTATION OF PERFORMANCE
                                   QUOTATIONS

                                       n
                                P (1+T)  = ERV

Where:          P =   Hypothetical Initial Payment of $1000
                T =   Average Annual Total Return
                n =   Number of Years
              ERV =   Ending Redeemable Value of Hypothetical $1000
                      Investment Made at the Beginning of the Year

                            ONE YEAR PERIOD                       FIVE YEAR PERIOD
AMR CLASS                   (11/1/95 - 10/31/96)                  (11/1/91 - 10/31/96)                  SINCE INCEPTION TO 10/31/96
---------                   -------------------------------       ---------------------------------     ---------------------------
BALANCED FUND                                                                                                           (9.2909)
Inception date (7/1/87)     1000 (1+ .167727)= 1677.270           1000 (1+ .126171)5= 1811.431          1000 (1+ .107638) = 2585.211
                                       (16.77%)                                 (12.62%)                           (10.76%)

GROWTH AND INCOME FUND                                                                                                  (9.2909)
Inception date (7/1/87)     1000 (1+ .236600)= 1236.600           1000 (1+ .156483)5= 2068.694         1000 (1+ .122971) = 2937.440
                                       (23.66%)                                 (15.65%)                           (12.30%)

INTERNATIONAL EQUITY FUND                                                                                               (5.2333)
Inception date (8/7/91)     1000 (1+ .177200)= 1177.200           1000 (1+ .113166)5= 1709.227         1000 (1+ .110645) = 1731.845
                                       (17.72%)                                 (11.32%)                           (11.06%)

LIMITED-TERM INCOME FUND                                                                                                (8.91279)
Inception date (12/3/87)    1000 (1+ .030539)= 1030.539           1000 (1+ .058282)5= 1327.416         1000 (1+ .070359) = 1833.116
                                       (3.05%)                                  (5.83%)                             (7.04%)

INSTITUTIONAL CLASS

BALANCED FUND                                                                                                           (9.2909)
Inception date (7/1/87)     1000 (1- .164600)= 1164.600           1000 (1+ .124862)5= 1800.927         1000 (1+ .106945) = 2570.222
                                       (16.46%)                                 (12.49%)                             (10.69%)

GROWTH AND INCOME FUND                                                                                                  (9.2909)
Inception date (7/1/87)     1000 (1+ .233700)= 1233.700           1000 (1+ .155135)5= 2056.666         1000 (1+ .122267) = 2920.376
                                       (23.37%)                                 (15.51%)                             (12.23%)

INTERNATIONAL EQUITY FUND                                                                                               (5.21333)
Inception date (8/7/91)     1000 (1+ .172700)= 1172.700           1000 (1+ .111740)5= 1698.307         1000 (1+ .109286) = 1720.784
                                       (17.27%)                                 (11.17%)                             (10.93%)

LIMITED-TERM INCOME FUND                                                                                                (8.91279)
Inception date (12/3/87)    1000 (1+ .050964)= 1050.964           1000 (1+ .057272)5= 1321.094         1000 (1+ .069767) = 1824.099
                                       (5.10%)                                  (5.73%)                              (6.98%)

                     SCHEDULE OF COMPUTATION OF PERFORMANCE
                                   QUOTATIONS


                            ONE YEAR PERIOD                       FIVE YEAR PERIOD
                            (11/1/95 - 10/31/96)                  (11/1/91 - 10/31/96)                   SINCE INCEPTION TO 10/31/96
                            -------------------------------       ---------------------------------      ---------------------------

                                                                                                                        (9.1676)
MONEY MARKET FUND           1000 (1+ .055655)= 1055.655           1000 (1+ .046148)5= 1253.042           1000 (1+ .061893)= 1734.195
Inception date (9/1/87)                (5.57%)                                  (4.61%)                            (6.19%)

MUNICIPAL MONEY MARKET                                                                                                  (2.9758)
FUND                        1000 (1+ .035910)= 1035.910                         N/A                      1000 (1+ .032638)= 1100.289
Inception date (11/10/93)              (3.59%)                                                                     (3.26%)

U.S. GOVERNMENT MONEY                                                                                                   (4.6689)
MARKET FUND                 1000 (1+.052921)= 1052.921                          N/A                      1000 (1+ .043132)= 1217.935
Inception date (3/2/92)                (5.29%)                                                                     (4.67%)

PLANAHEAD CLASS

BALANCED FUND                                                                                                           (9.2909)
Inception date (8/1/94)     1000 (1+ .160100)= 1160.100           1000 (1+ .123191)5= 1787.591          1000 (1+ .106060) = 2551.193
                                       (16.01%)                                 (12.32%)                          (10.61%)

GROWTH AND INCOME FUND                                                                                                  (902909)
Inception date (8/1/94)     1000 (1+ .229800)= 1229.800           1000 (1+ .153019)5= 2037.897          1000 (1+ .121160) = 2893.721
                                       (22.98%)                                 (15.30%)                          (12.12%)

INTERNATIONAL EQUITY FUND                                                                                              (5.2333)
Inception date (8/194)      1000 (1+ .169500)= 1169.500           1000 (1+ .109683)5= 1682.653          1000 (1+.107325) = 1704.924
                                       (16.95%)                                 (10.97%)                          (10.73%)

LIMITED-TERM INCOME FUND                                                                                               (8.91279)
Inception date (8/1/94)     1000 (1+ .048299)= 1048.299           1000 (1+ .056114)5= 1313.875          1000 (1+ .069128) = 1814.411
                                       (4.83%)                                  (5.61%)                            (6.91%)

                                                                                                                       (9.1676)
MONEY MARKET FUND           1000 (1+ .052086)= 1052.086           1000 (1+ .044477)5= 1243.067          1000 (1+ .060967)= 1720.381
Inception date (8/1/94)                (5.21%)                                  (4.45%)                            (6.10%)

MUNICIPAL MONEY MARKET                                                                                                 (2.9758)
FUND                        1000 (1+ .032714)= 1032.714                         N/A                     1000 (1+ .030096)= 1092.249
Inception date (8/1/94)                (3.27%)                                                                     (3.01%)

U.S. GOVERNMENT MONEY                                                                                                  (4.6689)
MARKET FUND                 1000 (1+.049351)= 1049.351                          N/A                     1000 (1+ .041094)= 1150.110
Inception date (8/1/94)                (4.94%)                                                                     (4.11%)

                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS


           MONEY MARKET FUNDS - FOR THE 7 DAY PERIOD ENDED 10/31/96

INSTITUTIONAL CLASS                                CURRENT YIELD                            EFFECTIVE YIELD
-------------------                                -------------                            ---------------
     MONEY MARKET FUND                             (.001040313210 x (365/7)) = 5.42%        ((.001040313210 + 1)(365/7) -1) = 5.57%
     MUNICIPAL MONEY MARKET FUND                   (.000661791700 x (365/7)) = 3.45%        ((.000661791700 + 1)(365/7) -1) = 3.51%
     U.S GOVERNMENT MONEY MARKET FUND              (.000963127500 x (365/7)) = 5.02%        ((.000963127500 + 1)(365/7) -1) = 5.15%

PLANAHEAD CLASS

     MONEY MARKET FUND                             (.000976592600 x (365/7)) = 5.09%        ((.000976592600 + 1)(365/7) -1) = 5.22%
     MUNICIPAL MONEY MARKET FUND                   (.000602194600 x (365/7)) = 3.14%        ((.000602194600 + 1)(365/7) -1) = 3.19%
     U.S GOVERNMENT MONEY MARKET FUND              (.000893739900 x (365/7)) = 4.66%        ((.000893739900 + 1)(365/7) -1) = 4.77%


       MUNICIPAL MONEY MARKET FUND - FOR THE 7 DAY PERIOD ENDED 10/31/96

                                  CURRENT TAX EQUIVALENT YIELD                     EFFECTIVE TAX EQUIVALENT YIELD
                                  ----------------------------                     ------------------------------
     INSTITUTIONAL CLASS          (.000661791700 x (365/7))/(1-.35) = 5.31%        ((.000661791700 + 1)(365/7) -1)/(1-.35) = 5.40%
     PLANAHEAD CLASS              (.000602194600 x (365/7))/(1-.396) = 5.20%       ((.000602194600 + 1)(365/7) -1)/(1-.396) = 5.28%


LIMITED - TERM INCOME FUND - 30 DAY S.E.C. YIELD FOR THE PERIOD ENDING 10/31/96

                                                     6
                     30 day yield = 2 x { ((a-b) + 1)  - 1}
                                            ---
                                            cd


         Where:     a = Dividends and interest earned during the period.

                    b = Expenses accrued for the period (net of reimbursements)

                    c = The average daily number of shares outstanding during
                        the period that entitled to receive dividends

                    d = The maximum offering price per share on the last day of the period.

                                                                                        6
AMR CLASS                                    2 x { (( 375,408.280 - 16,717.090 )  +  1 )  -  1 }  =  7.400%
                                                      ------------------------
                                                      6,111,083.520 x 9.67
                                                                                        6
INSTITUTIONAL CLASS                          2 x { (( 666,291.570 - 55,503.330 )  +  1 )  -  1 }  =  6.820%
                                                      ------------------------
                                                      11,262,711.120 x 9.68
                                                                                     6
PLANAHEAD CLASS                              2 x { (( 19,441.810 - 2371.920 )  +  1 )   -  1 }  =  6.260%
                                                      ---------------------
                                                      342,251.970 x 9.68


                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS

 LIMITED - TERM INCOME FUND MONTHLY DISTRIBUTION RATE FROM 10/1/96 TO 10/31/96

                      Monthly Dividend Rate = A/P*(365/n)

           Where:      A = Dividend accrual per share during the month
                           (income distributions)

                       P = Share price at the end of month

AMR CLASS                  .0585241926 / 9.67 x ( 365 / 31) = 7.13%
INSTITUTIONAL CLASS        .0563622913 / 9.68 x ( 365 / 31) = 6.86%
PLANAHEAD CLASS            .0543304425 / 9.68 x ( 365 / 31) = 6.61%


      LIMITED TERM INCOME FUND DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)
                           FROM 11/1/95 TO 10/31/96

                                  Distribution Rate = D/P

           Where:      D = Distributions per share over a 12 month period
                           (income and capital gain distributions)

                       P = Share price at the end of 12 month period

AMR CLASS                        .645447 / 9.67 = 6.67%
INSTITUTIONAL CLASS              .619739 / 9.68 = 6.40%
PLANAHEAD CLASS                  .595090 / 9.68 = 6.15%

                     SCHEDULE OF COMPUTATION OF PERFORMANCE
                                   QUOTATIONS

                                       n
                                P (1+T)  = ERV

Where:          P =   Hypothetical Initial Payment of $1000
                T =   Average Annual Total Return
                n =   Number of Years
              ERV =   Ending Redeemable Value of Hypothetical $1000 Investment
                      Made at the Beginning of the Year


                            ONE YEAR PERIOD                       FIVE YEAR PERIOD
PLATINUM CLASS              (11/1/95 - 10/31/96)                  (11/1/91 - 10/31/96)                   SINCE INCEPTION TO 10/31/96
--------------              -------------------------------       ---------------------------------      ---------------------------

                                                                                                                           (9.1676)
MONEY MARKET FUND           1000 (1+ .048481)= 1048.481           1000 (1+ .044722)5= 1244.525           1000 (1+ .061103)= 1722.403
Inception date (9/1/87)                (4.85%)                                  (4.47%)                               (6.11%)

MONEY MARKET MILEAGE FUND                                                                                                  (9.1676)
Inception date (9/1/87)     1000 (1+ .047817)= 1047.817           1000 (1+ .042270)5= 1229.989           1000 (1+ .059744)= 1702.285
                                       (4.78%)                                  (4.23%)                               (5.97%)

MUNICIPAL MONEY MARKET                                                                                                     (2.9758)
FUND                        1000 (1+ .028827)= 1028.827                         N/A                      1000 (1+ .030260)= 1092.766
Inception date (11/10/93)              (2.88%)                                                                        (3.03%)

U.S. GOVERNMENT MONEY                                                                                                      (4.6689)
MARKET FUND                 1000 (1+.045835)= 1045.835                          N/A                      1000 (1+ .041624)= 1209.737
Inception date (3/2/92)                (4.58%)                                                                        (4.16%)



           MONEY MARKET FUNDS - FOR THE 7 DAY PERIOD ENDED 10/31/96

PLATINUM CLASS                              CURRENT YIELD                               EFFECTIVE YIELD
--------------                              -------------                               ---------------
MONEY MARKET FUND                           (.0009063637 x (365/7)) = 4.73%             ((.0009063637 + 1)(365/7) -1) = 4.84%
MONEY MARKET MILEAGE FUND                   (.0008776068 x (365/7)) = 4.58%             ((.0008776068 + 1)(365/7) -1) = 4.68%
MUNICIPAL MONEY MARKET FUND                 (.0005272725 x (365/7)) = 2.75%             ((.0005272725 + 1)(365/7) -1) = 2.79%
U.S GOVERNMENT MONEY MARKET FUND            (.0008297088 x (365/7)) = 4.33%             ((.0008297088 + 1)(365/7) -1) = 4.42%



                 MUNICIPAL MONEY MARKET FUND - PLATINUM CLASS-
                      FOR THE 7 DAY PERIOD ENDED 10/31/96

   CURRENT TAX EQUIVALENT YIELD                      EFFECTIVE TAX EQUIVALENT YIELD
   ----------------------------                      ------------------------------
   (.0005272725x (365/7))/(1-.396) = 4.55%           ((.0005272725 + 1)(365/7) -1)/(1-.396) = 4.61%